UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 29, 2010

                             Atomic Paintball, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                                      -----
                 (State or other jurisdiction of incorporation)



        000-52856                                          75-2942917
---------------------------                               -------------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

                   501 Trophy Lake Drive, Suite 314, PMB 106,
                              Trophy Club, TX 76262
                        ---------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 817-491-8611

                                  ____n/a_____
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))




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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 29, 2010, Atomic Paintball, Inc. (the "Company") entered into a $143,733.11 Commercial Promissory Note with JH Brech, LLC. The Note is for $143,733.11 with 6% interest per annum due two years from the date of the Note. Under the terms of the Note, JH Brech has the right to convert all or part of the principal balance of the Note to common stock of the Company at $0.50.

The form of the Note is attached as Exhibit 10.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

         Exhibit No.                         Description
         ------------------------------------------------------------
         10.1                                Commercial Promissory Note






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             ATOMIC PAINTBALL, INC.
                             ----------------------
                                  (Registrant)

                              Dated: April 13, 2010


                              /s/ Don Mark Dominey
                             --------------------------------------------
                             Don Mark Dominey, Chief Executive Officer